Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Clockwise Core Equity & Innovation ETF (Ticker: TIME)

listed on NYSE Arca, Inc.

October 30, 2025

Supplement to the Summary Prospectus,
Prospectus, and
Statement of Additional Information,
each dated December 23, 2024

Important Notice Regarding Change in Investment Policy

The purpose of this supplement is to provide notice of a change to the 80% investment policy (the “80% policy”) for the Clockwise Core Equity & Innovation ETF (the “Fund”), a series of Tidal Trust II (the “Trust”), as well as a change in the Fund’s name.

The Board of Trustees of the Trust has approved the 80% policy change pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended. The 80% policy change, as set forth herein, will not result in any change in how the Fund is currently managed. The new 80% policy is consistent with the Fund’s investment objective and principal investment strategies, is more reflective of the different investments used by the Fund to provide equity exposure, and aligns with the Fund’s new name as set forth below.

The change in the Fund’s 80% policy and name will take effect on or about December 29, 2025.

The Fund’s current and new name are as follows:

Current Name	New Name (effective on or about December 29, 2025)
Clockwise Core Equity & Innovation ETF	Clockwise U.S. Core Equity ETF

The Fund’s current and new 80% policies are as follows:

Current 80% Policy	New 80% Policy (effective on or about December 29, 2025)
The Fund will invest, under normal circumstances, at least 80% of its net assets plus the amount of borrowings for investment purposes, in equity securities, including common stocks, partnership interests, and other equity investments or ownership interests in business enterprises.	The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities of U.S. based companies, including common stocks, partnership interests, other equity investments or ownership interests in business enterprises, and securities or instruments (such as ETFs and options) investing in or providing long or short exposure to equity securities of U.S. based companies.

Please retain this Supplement for future reference.